Dividends on ordinary shares	6 Months Ended
Jun. 30, 2018
Dividends on ordinary shares
Dividends on ordinary shares

9. Dividends on ordinary shares

It is Barclays’ policy to declare and pay dividends on a semi-annual basis. An interim dividend for 2018 of 2.5p (H117: 1.0p) per ordinary share will be paid on 17 September 2018 to shareholders on the share register on 10 August 2018.

	Half year ended 30.06.18		Half year ended 30.06.17
	Per share	Total	Per share	Total
Dividends paid during the period	p	£m	p	£m
Final dividend paid during period	2.0	341	2.0	339

For qualifying US and Canadian resident ADR holders, the interim dividend of 2.5p per ordinary share becomes 10.0p per ADS (representing four shares). The ADR depositary will post the interim dividend on 17 September 2018 to ADR holders on the record at close of business on 10 August 2018.